LEASE AMENDMENT #3

THIS LEASE AMENDMENT #3 (“Amendment #3”) is entered into as of the 11th day of November 2019, by and between PROVCO DEVON, L.L.C., a Pennsylvania limited liability company (hereinafter called the "Landlord"), and ZYNERBA PHARMACEUTICALS, INC. a Delaware corporation (hereinafter referred to as "Tenant"). The following statements are a material part of the Amendment:

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a written Lease Agreement (the “Lease”) dated February 12, 2015 for that certain premises in known as Suite 300, The World Activity Building, 80 West Lancaster Avenue, Devon, PA 19333 (the “Premises”);

WHEREAS, on or about December 1, 2016, the parties amended the Lease (“Amendment #1”) expanding the size of the Premises;

WHEREAS, on or about February 9, 2018, the parties further amended the Lease to further expand the Premises (“Amendment #2”);

WHEREAS, Landlord and Tenant desire to further amend the Lease as hereinafter provided;

NOW, THEREFORE, in consideration of the mutual agreements, covenants and representations herein contained and those contained in the Lease and in reliance thereon, the parties intending to be legally bound hereby mutually agree as follows:

1.The Term of the Lease shall be extended to May 31, 2021.

2.From June 1, 2020-May 31, 2021, Tenant shall pay to Landlord, as annual base rent for the Premises, the sum of $326,310.00 per year, payable on the first day of each month during the Lease Year at the rate of $27,192.50 per month or $30.00 per rentable square foot.

3.Except as modified herein, the parties hereto agree that all the terms and conditions of the Lease, Amendment #1 and Amendment #2 shall remain in full force and effect and are hereby ratified and confirmed including that the Landlord May Confess Judgment as follows:

CONFESSION OF JUDGMENT.

THE FOLLOWING PARAGRAPHS SET FORTH WARRANTS OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, IN GRANTING THIS RIGHT TO CONFESS JUDGMENT AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND IRREVOCABLY AND, ON THE ADVICE OF THE SEPARATE COUNSEL OF TENANT, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAD OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

(i)   CONFESSIONS OF JUDGMENT/EJECTMENT.  TENANT HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND IRREVOCABLY AGREES THAT, IN THE EVENT THAT, AND WHEN THIS LEASE SHALL BE DETERMINED BY TERM, COVENANT, LIMITATION OR CONDITION BROKEN, AS AFORESAID, DURING THE TERM, AND ALSO WHEN AND AS SOON AS THE TERM, AS SAME MAY HAVE BEEN EXTENDED FROM TIME TO TIME, HEREBY CREATED SHALL HAVE EXPIRED OR BE

TERMINATED, IT SHALL BE LAWFUL FOR ANY ATTORNEY, AS ATTORNEY FOR TENANT TO CONFESS JUDGMENT IN EJECTMENT IN ANY COMPETENT COURT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE LEASED PREMISES, WITHOUT ANY LIABILITY ON THE PART OF THE SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE A SUFFICIENT WARRANT; WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF POSSESSION WITH CLAUSES FOR COSTS MAY ISSUE FORTHWITH WITH OR WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER.  IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED, THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE LEASED PREMISES REMAINS IN OR IS RESTORED TO TENANT, THE LANDLORD SHALL HAVE THE RIGHT IN THE EVENT OF ANY SUBSEQUENT DEFAULT OR DEFAULTS TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT IN THE MANNER AND FORM HEREINBEFORE SET FORTH, TO RECOVER POSSESSION OF THE LEASED PREMISES FOR SUCH SUBSEQUENT DEFAULT, NO SUCH DETERMINATION OF THIS LEASE NOR RECOVERING POSSESSION OF THE LEASED PREMISES SHALL DEPRIVE LANDLORD OF ANY REMEDIES OR ACTION AGAINST TENANT FOR RENT OR FOR DAMAGES DUE OR TO BECOME DUE FOR THE BREACH OF ANY CONDITION OR COVENANT; NOR THE RESORT TO ANY WAIVER OF THE RIGHT TO INSIST UPON THE FORFEITURE, AND TO OBTAIN POSSESSION IN THE MANNER PROVIDED HEREIN.

(ii)   AFFIDAVIT OF DEFAULT.  In any action to confess judgment in ejectment, Landlord shall first cause to be filed in such action an affidavit made by Landlord or someone acting for Landlord setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence and if a true copy of the Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

(iii)    TENANT WAIVER.  TENANT SPECIFICALLY ACKNOWLEDGES THAT TENANT HAS KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND IRREVOCABLY WAIVED CERTAIN DUE PROCESS RIGHTS TO A PREJUDGMENT HEARING RELATING SOLELY TO THE POSSESSION OF THE LEASED PREMSIES BY AGREEING TO THE TERMS OF THIS PARAGRAPH REGARDING CONFESSION OF JUDGMENT, TENANT FURTHER SPECIFICALLY AGREES THAT IN THE EVENT OF DEFAULT, LANDLORD MAY PURSUE MULTIPLE REMEDIES INCLUDING OBTAINING POSSESSION OF THE LEASED PREMISES PURSUANT TO A JUDGMENT BY CONFESSION AND ALSO OBTAINING A MONEY JUDGMENT FOR PAST DUE AND ACCELERATED AMOUNTS AND EXECUTING UPON SUCH JUDGMENT.  FURTHERMORE, TENANT SPECIFICALLY WAIVES ANY CLAIM AGAINST LANDLORD AND LANDLORD'S COUNSEL FOR VIOLATION OF TENANT'S CONSTITUTIONAL RIGHTS IN THE EVENT THAT JUDGMENT IS CONFESSED PURSUANT TO THIS PARAGRAPH.

(iv)In view of the commercial nature of the relationship between the parties hereto and the fact that the parties hereto may have adverse interests, the parties agree that there is no expectation that Landlord shall have any duty under any provision of Chapter 56 of the Pennsylvania Decedents, Estates and Fiduciaries Code (20 Pa. C.S.A. § 5601, et seq.) (including, without limitation, 20 Pa. C.S.A. § 5601.3(a)(1)) to act in the best interest of Tenant hereunder, and it is agreed that Landlord shall have no such duty. Further, Landlord and Tenant hereby agree that all duties owed by an agent as specified under 20 Pa.C.S.A. § 5601.3(b) (as the term “agent” is used therein) are irrevocably waived.

4.This Amendment #3 shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

5.This Amendment #3 can be executed in any number of counterparts, each of which shall be deemed an original.

6.To the extent there are any conflicts or inconsistencies between the Lease, Amendment #1, Amendment #2 and this Amendment #3, this Amendment #3 and the rights and obligations herein shall govern. All other terms and provisions of the previous agreements between the parties shall remain unaffected by this Amendment #3.

IN WITNESS WHEREOF, the Landlord and Tenant hereto have executed this Amendment #3 as of the date first written above.

LANDLORD:

WITNESSProvco Devon, L.L.C.

_______________By: /s/ Gerald N. Holtz

Its: Vice President

TENANT:

WITNESS	Zynerba Pharmaceuticals, Inc.

_______________By: /s/ James E. Fickenscher

Its: Chief Financial Officer

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF CHESTER

On this the 11th day of November, 2019, before me, a Notary Public in and for the Commonwealth of Pennsylvania, the undersigned officer,  personally appeared James E. Fickenscher who acknowledged himself to be the Chief Financial Officer of Zynerba Pharmaceuticals, Inc., and who, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing their names thereto.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[ SEAL ]/s/ Janice Liberato

Notary Public

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF DELAWARE

On this the 11th day of November, 2019, before me, a Notary Public in and for the Commonwealth of Pennsylvania, the undersigned officer,  personally appeared Gerald N. Holtz who acknowledged himself to be the Vice President of Provco Devon, L.L.C. and who, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing their names thereto.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[ SEAL ]/s/ Willys K. Silvers

Notary Public